News Release

SM ENERGY COMPANY ANNOUNCES EXPIRATION AND FINAL RESULTS OF EXCHANGE OFFERS AND CONSENT SOLICITATIONS
DENVER, CO June 15, 2020 – SM Energy Company (“SM Energy” or the “Company”) (NYSE: SM) today announced the final results of its offers to exchange (the “Exchange Offers”) its outstanding notes listed in the table below (together, the “Old Notes”) for newly issued 10.00% senior secured notes due 2025 (the “New Notes”). As of 11:59 p.m., New York City time, on June 12, 2020 (the “Expiration Time”), approximately $295.8 million aggregate principal amount, or approximately 12% of all outstanding Old Notes, were validly tendered and not validly withdrawn, excluding principal amounts of Old Notes tendered pursuant to the previously announced exchange agreement (the “Exchange Agreement”) entered into by the Company with certain holders of the Old Notes (the “Backstop Group”). Together with the Old Notes and 1.50% Senior Convertible Notes due 2021 (“Old Convertible Notes”) to be exchanged pursuant to the Exchange Agreement, the Company expects to exchange approximately $612 million aggregate principal amount of Old Notes and approximately $107.0 million aggregate principal amount of Old Convertible Notes and issue approximately $447 million in aggregate principal amount of New Notes on the settlement date, which is expected to be on or about June 17, 2020 (the “Settlement Date”). After giving effect to the Exchange Offers and the private exchanges with the Backstop Group, the Company expects to reduce its outstanding senior debt by approximately $272 million.
The following table sets forth the approximate aggregate principal amounts of each series of Old Notes that were validly tendered and not validly withdrawn on or prior to the Expiration Time, other than Old Notes tendered pursuant to the Exchange Agreement:

Title of Old Notes Tendered	CUSIP Number / ISIN	Outstanding Principal Amount	Acceptance Priority Level	Principal Amount of Old Notes Tendered
6.125% Senior Notes due November 15, 2022	78454LAK6 / US78454LAK61	$436,047,000	1	$45,017,000
5.000% Senior Notes due January 15, 2024	78454LAH3 / US78454LAH33	$500,000,000	2	$81,151,000
5.625% Senior Notes due June 1, 2025	78454LAL4 / US78454LAL45	$500,000,000	3	$104,564,000
6.750% Senior Notes due September 15, 2026	78454LAN0 / US78454LAN01	$500,000,000	4	$43,115,000
6.625% Senior Notes due January 15, 2027	78454LAP5 / US78454LAP58	$500,000,000	5	$22,007,000
Based on these results, the Company expects to accept all Old Notes tendered for exchange and issue New Notes as consideration therefor on the Settlement Date. The New Notes issued in the privately negotiated transactions will be fungible with, and comprise one series with, the New Notes issued in the Exchange Offers.

Holders of Old Notes accepted for exchange will also receive a cash payment equal to the accrued and unpaid interest on such accepted Old Notes from the applicable latest interest payment date to, but not including, the Settlement Date. Interest on the New Notes will accrue from the Settlement Date.
The Company expects that approximately $65.5 million in principal amount of Old Convertible Notes that remain outstanding after the Settlement Date will be secured pursuant to their terms on a pari passu basis with the New Notes (and any refinancing of such amount of Old Convertible Notes will also be required to be secured on a pari passu basis with the New Notes).
In conjunction with the Exchange Offers, SM Energy also announced the results to date of its previously announced solicitations of consents (collectively, the “Consent Solicitations”) from holders of Old Notes to amend certain provisions (the “Proposed Amendments”) of the indentures governing the Old Notes (collectively, the “Indentures”). The Company did not receive consents sufficient to effect the Proposed Amendments in any series of Old Notes. As such, the Proposed Amendments will not be adopted or become operative.
The Exchange Offers were only made, and the New Notes were offered and to be issued only, (a) in the United States to holders of Old Notes who are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (b) outside the United States to holders of Old Notes who are persons other than U.S. persons in reliance upon Regulation S under the Securities Act. The holders of Old Notes who certified to the Company that they were eligible to participate in the Exchange Offers pursuant to at least one of the foregoing conditions are referred to as “Eligible Holders.” The Company made the Exchange Offers only to Eligible Holders through, and pursuant to, the terms of the Confidential Offering Memorandum, as amended.
The New Notes and the Exchange Offers have not been and will not be registered with the U.S. Securities and Exchange Commission under the Securities Act, or any state or foreign securities laws. The New Notes may not be offered or sold in the United States or for the account or benefit of any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Exchange Offers and Consent Solicitations were not made to Eligible Holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. This press release is for informational purposes only and is not an offer to purchase or a solicitation of an offer to purchase or sell any securities, nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release that address activities, events, or developments that we expect, believe, or anticipate will or may occur in the future are forward-looking statements. The words "anticipate," "assume," "believe," "budget," "estimate," "expect," "forecast," "intend," "plan," "project," "will," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, among other things, the completion of the Exchange Offers and the private exchange, the redemption of the Old Notes, the completion of the Consent Solicitations and the effectiveness of the Proposed Amendments. Such forward-looking statements are based on assumptions and analyses made by SM Energy in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors that SM Energy believes are appropriate under the circumstances. These statements are subject to a number of known and unknown risks and uncertainties, which may cause SM Energy's actual results and performance to be materially different from any future results or performance expressed or implied by the forward-looking statements. Some of these risks are described in the "Risk Factors" section in Part I, Item 1A of SM Energy's Annual Report on Form 10-K for the year ended December 31, 2019 and Part II of our Quarterly Report on Form 10-Q for the period ended March 31, 2020. Forward-looking statements are not guarantees of future performance and actual results or performance may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this press release speak as of the date of this press release.
ABOUT THE COMPANY
SM Energy Company is an independent energy company engaged in the acquisition, exploration, development, and production of crude oil, natural gas, and NGLs in the state of Texas. For more information about SM Energy, please visit its website at www.sm-energy.com.
SM ENERGY INVESTOR CONTACT
Jennifer Martin Samuels, jsamuels@sm-energy.com, 303-864-2507
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